State Street Institutional Short-Term Tax Exempt Bond Fund
SUMMARY PROSPECTUS – April 30, 2010	TICKER SYMBOL: (STFLX)

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You may find the fund’s prospectus and other information about the fund online at:

http://www.sttfunds.com/literature.html
You may also get this information at no cost by calling (877) 521-4083, by sending an e-mail request to Fund_Inquiry@ssga.com, or by writing to the fund, c/o State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900. The fund’s current prospectus and statement of additional information are incorporated by reference into this summary prospectus.

Investment Objective

The investment objective of the State Street Institutional Short-Term Tax Exempt Bond Fund (the “Fund”) is to seek to provide federally tax-exempt current income and liquidity.

Fees and Expenses of the Fund

The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder in the State Street Short-Term Tax Exempt Bond Portfolio (the “Short-Term Tax Exempt Bond Portfolio” or sometimes referred to in context as the “Portfolio”; the Fund bears its ratable share of the Portfolio’s expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The table and the Example reflect the estimated expenses of both the Fund and the Portfolio.

Shareholder Fees
(expenses that you pay each year as a percentage of the value of your investment) (1)

Management Fees	0.10%
Distribution (12b-1) Fees	0.05%
Other Expenses(2)	0.22%
Total Annual Fund Operating Expenses	0.37%
Fee Waiver and/or Expense Reimbursement(3)	(0.12%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	0.25%

(1)	Amounts reflect the total expenses of the Portfolio and the Fund.

(2)	These expenses have been adjusted to reflect current fees and expenses.

(3)
The Adviser has contractually agreed to limit the Fund’s total annual operating expenses (including the pass-through expenses of the Portfolio) to 0.25% (on an annualized basis) of the Fund’s average daily net assets until April 30, 2011; these arrangements may not be terminated prior to that date without the consent of the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the “1 Year” figure reflects the impact of fee waivers and/or expense reimbursements for the first year, as shown in the “Annual Fund Operating Expenses” table. Although your actual costs may be higher or lower, based on these assumptions yours costs would be:

1 Year	3 Years	5 Years	10 Years
$26	$81	$141	$318

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). As a shareholder of the Portfolio the Fund bears its ratable share of the transaction costs associated with the portfolio turnover of the Portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding Portfolio (the “Portfolio”) of the State Street Master Funds, which has the same investment objective as, and investment policies that are substantially similar to those of, the Fund.  The Adviser is the investment adviser to the Portfolio and has retained Nuveen Asset Management (the “Sub-Adviser”) to manage the day-to-day operations of the Portfolio. In reviewing the investment objective and strategies of the Fund below, you should assume that the investment objective and strategies of the Portfolio are the same in all material respects as those of the Fund and that, so long as the Fund has invested its assets in the Portfolio, the descriptions below of the Fund’s investment strategies and risks should be read as also applicable to the Portfolio.

The Portfolio has a fundamental policy of investing at least 80% of its net assets under normal market conditions in investment grade municipal securities, the interest from which is, in the opinion of bond counsel, exempt from federal income tax, including the alternative minimum tax. These securities are issued by states, municipalities and their political subdivisions and agencies, instrumentalities and other governmental units, and certain territories and possessions of the United States. Investments may include general obligation bonds and notes, revenue bonds and notes, commercial paper, private placements, tender option bonds, private activity bonds, industrial development bonds and municipal lease contracts. Securities purchased may bear fixed, variable or floating rates of interest or may be zero coupon securities. The Portfolio may buy or sell securities on a when-issued or forward commitment basis. The Portfolio may invest in municipal securities by investing in other mutual funds. The Fund will maintain a dollar-weighted average portfolio duration of two years or less.

The Portfolio may invest up to 20% of its assets in federally taxable securities including obligations issued by or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, commercial paper and repurchase agreements.

The municipal debt obligations in which the Portfolio may invest include investments in certain revenue sectors that may be more volatile than others due to changing economic and regulatory issues. These may include industrial development, pollution control, resource recovery, housing, and hospital revenue bond issues. The Portfolio will invest in debt obligations rated, at the time of investment, investment grade by Moody’s, S&P, or comparable quality as determined by the Sub-Adviser. The Portfolio does not currently intend to invest in securities subject to the alternative minimum tax.

Investment grade securities are (i) rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one nationally recognized statistical rating organization (“NRSRO”); or (ii) if not rated, are of comparable quality, as determined by the Sub-Adviser. If a security is downgraded and is no longer investment grade, the Portfolio may continue to hold the security if the Sub-Adviser determines that to be in the best interest of the Portfolio.

Principal Risks

•
Call Risk. The risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as a mortgage-backed security) earlier than expected. This may happen, for example, when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

•	Risks of Investing Principally in Fixed Income Instruments:

▪	Interest Rate Risk—The risk that interest rates will rise, causing the value of the fund’s investments to fall.

▪
Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument will fail to make scheduled interest or principal payments, which may reduce the fund’s income and the market value of the instrument.

▪
Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices, or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the fund.

•
Municipal Obligations Risk.  Municipal obligations are affected by economic, business and political developments. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets.  Changes in applicable tax laws or tax treatments could reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes.  The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other debt securities markets.  Less liquid obligations can become more difficult to value, may be subject to erratic price movements, and may limit the Portfolio’s ability to acquire and dispose of municipal securities at desirable yield and price levels.

•
Master/Feeder Structure Risk. Unlike a traditional mutual fund that invests directly in securities, the Fund pursues its objective by investing substantially all of its assets in the Master Portfolio, which has substantially the same investment objectives, policies and restrictions. The ability of the Fund to meet its investment objective is directly related to the ability of the Portfolio to meet its objective. The ability of the Fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the corresponding Portfolio. The ability of the Fund to meet redemption requests depends on its ability to redeem its interest in the Portfolio. The Adviser also serves as investment adviser to the Portfolio. Therefore, conflicts may arise as the Adviser fulfills its fiduciary responsibilities to the Fund and the Portfolio. For example, the Adviser may have an economic incentive to maintain the Fund’s investment in the Portfolio at a time when it might otherwise choose not to do so.

•
Variable and Floating Rate Securities Risk: The extent of increases and decreases in the values of variable and floating rate securities generally will be less than comparable changes in value of an equal principal amount of a similar fixed rate security and, if interest rates decline, the Portfolio may forego the opportunity for price appreciation on the security.

THE FUND’S SHARES WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND. THE FUND MAY NOT ACHIEVE ITS OBJECTIVE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Performance

The bar chart and table below provide some indication of the risks of investing in the Short-Term Tax Exempt Bond Fund by illustrating the variability of the Fund’s returns during the year since inception. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (877) 521-4083 or by visiting our website at www.sttfunds.com.

State Street Institutional Short-Term Tax Exempt Bond
Fund Total Return for the Calendar Year Ended
December 31

Bar Chart:

2008:	2.93%
2009	3.32%

During the period shown in the bar chart, the highest return for a quarter was 1.54% (quarter ended 6/30/08) and the lowest return for a quarter was 0.01% (quarter ended 12/31/08).

Average Annual Total Returns
For the Periods Ended December 31, 2009

	1-Year	Since the Inception Date of the Fund (Annualized)
State Street Institutional Short-Term Tax Exempt Bond Fund	3.32%	3.29%

To obtain the Fund’s current yield, please call (877) 521-4083.

Investment Adviser

SSgA Funds Management, Inc. (the “Adviser”) serves as the investment adviser to the Fund and the Portfolio.

Nuveen Asset Management serves as the investment sub-adviser to the Portfolio and, in that capacity, manages the investment operations of the Portfolio as assigned by the Adviser.

Timothy T. Ryan, CFA, is a Senior Vice President and Portfolio Manager at Nuveen Asset Management. Mr. Ryan joined Nuveen Asset Management in 2010. Mr. Ryan is the leader of a team at the Sub-Adviser that is responsible for the day-to-day management of the Portfolio. Mr. Ryan served as portfolio manager of the Portfolio and Fund from 2007 until 2010 and continues to serve as portfolio manager to the Portfolio.

Purchase and Sale of Fund Shares

Purchase Minimums
To establish an account	$5,000,000
To add to an existing account	No minimum

You may redeem Fund shares on any day the Fund is open for business.

You may redeem Fund shares by written request or wire transfer. Written requests should be sent to:

By Mail:
State Street Institutional Short-Term Tax Exempt Bond Fund
P.O. Box 8048
Boston, MA 02266-8048

By Overnight:
State Street Institutional Short-Term Tax Exempt Bond Fund
30 Dan Road
Canton, MA 02021-2809

By Telephone:
For wire transfer instructions, please call (866) 392-0869 between 8 a.m. and 5 p.m. Eastern time.  Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

If you wish to purchase or redeem Fund shares through a broker, bank or other financial intermediary, please contact that financial intermediary directly. Your financial intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.

Tax Information

The Fund intends to distribute tax-exempt income. However, a portion of the Fund’s distributions may be subject to Federal income tax.

Payments to Brokers and Other Financial Intermediaries

If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Fund and its affiliates may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Website for more information.